Supplement Dated January 2, 2013
To The Statement of Additional Information
Dated December 3, 2012

JNL® Strategic Income Fund LLC

On page 37, in the section “Manager Compensation” please delete the first paragraph in its entirety and replace it with the following:

The officers of the JNL Variable Fund and the Manager who is an “interested person” receives no compensation from the JNL Variable Fund.  Effective January 1, 2013, each disinterested Manager is paid by the Funds an annual retainer of $140,000, as well as a fee of $10,000 for each meeting of the Funds’ Board attended.  The Chairman of the Funds’ Board receives an additional annual retainer of $45,000.  The Chair of the Audit Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Audit Committee receive $2,500 for each in-person and telephonic Audit Committee meeting.  The Chair of the Governance Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Governance Committee will receive $2,500 for each in-person or telephonic Governance Committee meeting.  If a Manager participates in a Board meeting by telephone, the Manager will receive half of the meeting fee.

This supplement is dated January 2, 2013.